UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2008

______________

PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

______________

DELAWARE	0-15491	22-2562955
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309

(Address of Principal Executive Office) (Zip Code)

954-316-9008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

On August 7, 2008, Parlux Fragrances, Inc. (NASDAQ: PARL) (“Parlux”) issued a press release setting forth its operating results for the first quarter ended June 30, 2008. A copy of Parlux’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein as reference.

Parlux hosted a conference call on Friday, August 7, 2008 to discuss its operating results for the first quarter ended June 30, 2008. A replay of the conference call is available until midnight Friday, August 22, 2008. To access the rebroadcast, Digital Replay Toll Free: 800-408-3053 or Digital Replay International: 416-695-5800 (Digital Pin: 3266744).

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of the Company, dated August 7, 2008, to announce the operating results for the quarter ended June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLUX FRAGRANCES, INC.

Date: August 8, 2008	By:	/s/ RAYMOND J. BALSYS
Raymond J. Balsys, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of the Company, dated August 7, 2008, to announce the operating results for the quarter ended June 30, 2008.